UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 3, 2019

The Ultimate Software Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24347	65-0694077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2000 Ultimate Way
Weston, FL 33326
(Address of principal executive offices, including zip code)
(954) 331-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.
This Current Report on Form 8-K is being filed in connection with the closing on May 3, 2019 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 3, 2019, by and among The Ultimate Software Group, Inc., a Delaware corporation (the “Company” or “Ultimate”), Unite Parent Corp., a Delaware corporation (“Parent”), and Unite Merger Sub Corp., a Delaware corporation (“Merger Sub”). Pursuant to the terms and conditions set forth in the Merger Agreement, on the Closing Date, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as an indirect wholly owned subsidiary of Parent.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On the Closing Date, the Merger was completed pursuant to the terms of the Merger Agreement.
At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (i) shares held by the Company in treasury or by Parent or Merger Sub, (ii) shares held by any wholly owned subsidiary of the Company or any wholly owned subsidiary of Parent (other than Merger Sub) and (iii) shares held by stockholders of the Company who have properly demanded and not withdrawn a demand for, or lost their right to, appraisal rights pursuant to Section 262 of the General Corporation Law of the State of Delaware, collectively, the “Excluded Shares”) was automatically cancelled and converted into the right to receive $331.50 per share in cash (the “Merger Consideration”), without interest and subject to required withholding taxes.
At the Effective Time, (i) each Company restricted stock award and (ii) each Company restricted stock unit award fully vested and converted into the right to receive the Merger Consideration in respect of each underlying vested share of Company Common Stock, subject to applicable withholding taxes.
The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 4, 2019, and is incorporated herein by reference.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.
On May 3, 2019, the Company notified The NASDAQ Stock Market LLC (“NASDAQ”) that the Merger had been completed and requested that NASDAQ (i) halt trading of the Company Common Stock on NASDAQ prior to the open of trading on May 3, 2019, (ii) suspend the Company Common Stock from listing on NASDAQ as of the close of business on May 3, 2019 and (iii) file with the SEC a notification of removal from listing on Form 25 to delist the Company Common Stock from NASDAQ and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company Common Stock will no longer be listed on NASDAQ.

The Company intends to file a Form 15 with the SEC terminating registration of the Company Common Stock under Section 12(g) of the Exchange Act and suspending the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.
Item 3.03 Material Modification to Rights of Security Holders.
The information set forth under Items 2.01, 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
As set forth under Item 2.01 of this Current Report on Form 8-K, at the Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Excluded Shares) was automatically cancelled and converted into the right to receive the Merger Consideration.
Item 5.01 Change in Control of Registrant.
The information set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.
As a result of the completion of the Merger, a change in control of the Company occurred, and the Company became an indirect wholly owned subsidiary of Parent.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.
In connection with the Merger, at the Effective Time, each of James A. FitzPatrick, Jr., Jonathan D. Mariner, Rick A. Wilber, Jason Dorsey and Alois T. Leiter resigned from the board of directors of the Company. These resignations were a result of the completion of the Merger in accordance with the Merger Agreement and not as a result of any disagreements between the Company and the resigning directors on any matters relating to the Company’s operations, policies or practices.
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.
In accordance with the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety. A copy of such amended and restated certificate of incorporation is attached as Exhibit 3.1 hereto and is incorporated herein by reference.
In accordance with the Merger Agreement, at the Effective Time, the bylaws of the Company were amended and restated in their entirety. A copy of such amended and restated bylaws is attached as Exhibit 3.2 hereto and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On May 3, 2019, the Company issued a press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto. Such press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

2.1
Agreement and Plan of Merger, dated as of February 3, 2019, by and among The Ultimate Software Group, Inc., Unite Parent Corp. and Unite Merger Sub Corp. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on February 4, 2019).

3.1	Amended and Restated Certificate of Incorporation of The Ultimate Software Group, Inc.

3.2	Amended and Restated Bylaws of The Ultimate Software Group, Inc.

99.1	Press Release, dated May 3, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Ultimate Software Group, Inc.
Date: May 3, 2019

	By:	/s/ Felicia Alvaro
Felicia Alvaro
Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)